UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-7149

Smith Barney Oregon Municipals Fund
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Smith Barney Fund Management LLC
300 First Stamford Place
Stamford, CT 06902
(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 451-2010

Date of fiscal year end:  April 30
Date of reporting period: April 30, 2004

ITEM 1.  REPORT TO STOCKHOLDERS.

         The Annual Report to Stockholders is filed herewith.

--------------------------------------------------------------------------------

           -----------------------------------------------------------
                                  SMITH BARNEY
                             OREGON MUNICIPALS FUND
           -----------------------------------------------------------

                 CLASSIC SERIES | ANNUAL REPORT | APRIL 30, 2004

                 [LOGO] Smith Barney
                        Mutual Funds
                 Your Serious Money. Professionally Managed.(R)

         Your Serious Money. Professionally Managed.(R) is a registered service mark of Citigroup Global Markets Inc.

           -----------------------------------------------------------
             NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE
           -----------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
                                  WHAT'S INSIDE
================================================================================

Letter from the Chairman ...................................................   1

Manager Overview ...........................................................   3

Fund Performance ...........................................................   9

Historical Performance .....................................................  10

Schedule of Investments ....................................................  11

Statement of Assets and Liabilities ........................................  19

Statement of Operations ....................................................  20

Statements of Changes in Net Assets ........................................  21

Notes to Financial Statements ..............................................  22

Financial Highlights .......................................................  30

Report of Independent Registered Public Accounting Firm ....................  33

Additional Information .....................................................  34

Tax Information ............................................................  38

================================================================================
                            LETTER FROM THE CHAIRMAN
================================================================================

[PHOTO OMITTED]

R. JAY GERKEN, CFA

Chairman, President and
Chief Executive Officer

Dear Shareholder,

The pronounced pick-up(1) in the economy during the past year from its sluggish state in early 2003 triggered a sea change in the bond markets over the 12 months ended April 30, 2004.

The U.S. economy's quarterly pace of growth, which advanced over the recent two quarters at a moderate pace, vastly improved since early last year. The acceleration in the national economy also trickled down to a state level to an extent. Even the U.S. labor market, which generated lackluster results throughout much of the past year, grew significantly this past March by some measures.(i) Although interest rates were on the decline earlier in the period, the changing landscape in the economy and perceptions of the interest rate environment triggered volatility in the bond markets and bond yields spiraled upward, particularly toward the end of the period.

Given that the fund's manager had anticipated that the U.S. economy could begin to pick up, the manager maintained a more defensive posture in the fund's exposure to interest rate sensitivity versus prior periods when rates were declining. Although this approach detracted from the fund's performance during times when bond prices rose, it diminished some of the downward pricing pressures on the portfolio when prices retreated and yields rose, such as in April.

Please read on for a more detailed look at prevailing economic and market conditions during the fund's fiscal year and to learn how those conditions and changes made to the portfolio during this time may have affected fund performance.

(1) Source: Based upon gross domestic product data from the Bureau of Economic Analysis (January 30, 2004). Gross domestic product is a market value of goods and services produced by labor and property in a given country.


         1   Smith Barney Oregon Municipals Fund  |  2004 Annual Report

Information About Your Fund

In recent months several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. The fund's Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the fund's response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,


/s/ R. Jay Gerken


R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

May 7, 2004


         2   Smith Barney Oregon Municipals Fund  |  2004 Annual Report

================================================================================
                                MANAGER OVERVIEW
================================================================================

[PHOTO OMITTED]

PETER M. COFFEY

Vice President and
Investment Officer

Special Shareholder Notice

Effective April 29, 2004, Smith Barney Class L shares were renamed Class C shares. On February 2, 2004, initial sales charges on these shares were eliminated.

Performance Review

For the 12 months ended April 30, 2004, Class A shares of the Smith Barney Oregon Municipals Fund, excluding sales charges, returned 4.74%. In comparison the unmanaged broad-based Lehman Brothers Municipal Bond Index(ii) returned 2.68% and its Oregon municipal bond component sub-index returned 1.10% for the same period.(iii) The fund's Lipper peer group of Oregon municipal debt funds category average returned 2.27% for the 12-month period, and the fund ranked second among 22 funds in this category over the period.(1)

Certain investors may be subject to the federal Alternative Minimum Tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax adviser.

Market Snapshot

The municipal bond markets got off to a relatively strong start last spring
(2003) as the economy was still in a sluggish state. To help boost economic activity, the Fed reduced its target for the federal funds rate(iv) in June, which dropped to a four-decade low. However, bond prices retreated through the early summer following comments from the Fed about its monetary policy and data suggesting a pick-up in economic activity, which led to concerns about rising interest rates (bond prices move opposite to anticipated interest rate movements). When the summer came to a close, the broader bond markets stabilized somewhat in response to the Fed's concerns about the lack of growth in employment and lingering disinflation, and the Fed appeared to be in a holding pattern.

(1) Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended April 30 2004, calculated among the 22 funds in the fund's Lipper category including the reinvestment of dividends and capital gains, if any, and excluding sales charges.


         3   Smith Barney Oregon Municipals Fund  |  2004 Annual Report

--------------------------------------------------------------------------------
                              PERFORMANCE SNAPSHOT
                              AS OF APRIL 30, 2004
                           (excluding sales charges)

--------------------------------------------------------------------------------
                                              6 Months             12 Months
--------------------------------------------------------------------------------
   Class A Shares                               1.72%                4.74%
--------------------------------------------------------------------------------
   Lehman Brothers Municipal Bond Index         1.19%                2.68%
--------------------------------------------------------------------------------
   Lipper Oregon Municipal Debt Funds
   Category Average                             0.92%                2.27%
--------------------------------------------------------------------------------

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Performance figures may reflect fee waivers and/or expense reimbursements, if any. In the absence of fee waivers and/or reimbursements, if any, the total return would be reduced. Principal value and investment returns will fluctuate and investors' shares, when redeemed may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarneymutualfunds.com.

Class A share returns assume the reinvestment of income dividends and capital gains distributions at net asset value and the deduction of all fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on fund distributions. Excluding sales charges, Class B shares returned 1.43% and Class C shares returned 1.34% over the six months ended April 30, 2004. Excluding sales charges, Class B shares returned 4.25% and Class C shares returned 4.15% over the 12 months ended April 30, 2004.

Effective April 29, 2004, Smith Barney Class L shares were renamed Class C shares. On February 2, 2004, initial sales charges on these shares were eliminated.

All index performance reflects no deduction for fees, expenses or taxes. The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year. Please note that an investor cannot invest directly in an index.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended April 30, 2004, calculated among the 23 funds for the six-month period and among the 22 funds for the 12-month period, in the fund's Lipper category including the reinvestment of dividends and capital gains, if any, and excluding sales charges.

Certain investors may be subject to the federal Alternative Minimum Tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax adviser.

--------------------------------------------------------------------------------

Annual growth of real gross domestic product ("GDP")(v) for the fourth calendar quarter of last year was below the spike we witnessed in the third quarter. However, the fourth-quarter result significantly exceeded GDP levels early last year. Despite the momentum behind the U.S. economy, during this quarter prices of municipal bonds remained in a fairly narrow trading range as inflation remained contained and the Fed appeared to be in a holding pattern.


         4   Smith Barney Oregon Municipals Fund  |  2004 Annual Report

Although the labor market has experienced protracted weakness over the past year, strides were also even made on this front. Although the unemployment rate did not change significantly this past March from February's level, U.S. job growth for March considerably improved by some measures(i) as well as in April.

For the first calendar quarter of this year, according to preliminary estimates, annual real GDP growth was in line with the strong fourth-quarter 2003 results although below many investors' estimates.(v)

Like many other states, Oregon continued to face budgetary challenges, although Standard & Poor's recent rating on the Commonwealth's long-term debt obligations was "AA-" with a "stable" outlook.(vi)

2004: Investors Question the Fed's Patience

Bond investors spent the first quarter of 2004 dissecting language from the Fed, which stated in late January that it "believes that it can be patient in removing its policy accommodation."(vii) However, the fact that the Fed did not include the phrase "considerable period" in this statement as it had before led many investors to question when the Fed's patience would run out and that it would seek to raise interest rates. Furthermore, in his recent testimony,(viii) Federal Reserve Chairman Alan Greenspan said the federal funds rate "must rise at some point to prevent pressures on price inflation from eventually emerging." However, in the testimony, the Fed Chairman noted, "... the protracted period of monetary accommodation has not fostered an environment in which broad-based inflation pressures appear to be building." Investors' reaction to the Fed's comments exerted downward pressure on bond prices, resulting in the sharp rise in yields during April, the last month of the reporting period.(ix)

Factors Influencing Fund Performance

While the Fed's recent comments about rates may have been a wakeup call to more aggressively positioned bond investors, many of the thoughts conveyed by the Fed have been in line with our thinking for some time. Over the period, we continued to position the funds we manage accordingly. For example, to help mitigate the effects of a possible rise in interest rates, we structured the portfolio defensively in terms of the fund's duration (a measure of a portfolio's sensitivity to interest rate movements). As of the period's close, the fund's average maturity was approximately 17.72 years, while its average life/call-adjusted effective maturity, which is adjusted to account for the shorter call dates on our premium bonds (rather than the longer final maturity dates on these callable issues), was 7.97 years.(x)


         5   Smith Barney Oregon Municipals Fund  |  2004 Annual Report

In rising-rate environments, the prices of shorter-term fixed-income obligations have typically held up better than those on longer-term bonds. Rather than commit a substantial portion of the fund's assets to low-yielding, short-term instruments, the fund maintained an emphasis on longer-term, premium-priced higher-coupon callable bonds for their favorable income streams and the reduced market sensitivity provided by their above-market level coupons and shorter effective maturities. The fund also continued to hold a short position in U.S. Treasury futures to help hedge the portfolio against some of the effects of a potential rise in interest rates.(xi) Although our conservative approach at times limited the fund's full participation in market rallies, it helped reduce the negative impact on the fund during times when bond prices declined, such as during April.

The fund's assets were concentrated in revenue bonds, which are backed by revenue streams of specific public works. In general, given their yields during the period, we favored revenue bonds to many comparable-maturity state-backed general obligation bonds because revenue bonds looked more attractive on a risk-reward basis, in our opinion. Bonds in the corporate-backed industrial development revenue and transportation (airline) sectors were among the contributors to the fund's performance over the period. Although some isolated security-specific factors somewhat detracted from the fund's returns, there weren't any specific sectors that we could single out as significant detractors to performance. The fund maintained more exposure to the education, hospitals, general obligation, and transportation sectors, as well as significant exposure to housing: multi-family and life care systems sectors, in comparison to other sectors. However, rather than target specific industries, we invested in bonds that we felt offered better overall relative values after taking into account their yields in accordance with their credit risk.

We have maintained the view that the key to pursuing an effective offensive is to develop a strong defense. Therefore, while no one can say for sure where interest rates will head and bond prices fluctuate, given the recent economic picture, as of the end of the period we continued to maintain a defensive posture in regard to interest rate risk.


         6   Smith Barney Oregon Municipals Fund  |  2004 Annual Report

Thank you for your investment in the Smith Barney Oregon Municipals Fund. We appreciate that you have entrusted us to manage your money and value our relationship with you.

Sincerely,


/s/ Peter M. Coffey


Peter M. Coffey
Vice President and Investment Officer

May 7, 2004


         7   Smith Barney Oregon Municipals Fund  |  2004 Annual Report

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of April 30, 2004 and are subject to change. Please refer to pages 11 through 15 for a list and percentage breakdown of the fund's holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager's current or future investments. The fund's top five sector holdings as of April 30, 2004 were: Education 19.3%; Hospitals 15.9%; General Obligations 15.4%; Transportation 10.6%; Housing: Multi-Family 8.8%. The fund's portfolio composition is subject to change at any time.

RISKS: Keep in mind, the fund's investments are subject to interest rate and credit risks. Lower-rated, higher yielding bonds known as "junk bonds" are subject to greater credit risk, including the risk of default, than higher-rated obligations. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. As a non-diversified fund, it can invest a larger percentage of its assets in fewer issues than a diversified fund. This may magnify the fund's losses from events affecting a particular issuer. The fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

(i) Based upon data released on April 1, 2004 from the U.S. Department of Labor.
(ii) The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year.
(iii) Source: Lehman Brothers. This subindex is a broad measure of the market for Oregon municipal bonds with maturities of at least one year.
(iv) The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
(v) Source: Based upon gross domestic product data from the Bureau of Economic Analysis (January 30, 2004). Gross domestic product is a market value of goods and services produced by labor and property in a given country.
(vi)     Source: Standard & Poor's (Public Finance Report Card, April 2004).
(vii)    Source: Federal Reserve (January 28, 2004).
(viii) Source: Testimony from Federal Reserve Chairman Alan Greenspan before the Joint Economic Committee, U.S. Senate on April 21, 2004.
(ix) Source: Based upon data reflecting average yields on a universe of general obligation municipal bonds derived via Bloomberg LLP.
(x) Although average life is adjusted to account for the shorter call dates on our premium-priced callable bonds (rather than final maturity dates as in the case with non-callable issues held in the fund), there are no assurances that callable bonds will be called/redeemed on their call dates prior to maturity.
(xi) Derivatives, such as options and futures, can be illiquid and harder to value, especially in declining markets. A small investment in certain derivatives may have a potentially large impact on the fund's performance. Derivatives can disproportionately increase losses as stated in the prospectus.


         8   Smith Barney Oregon Municipals Fund  |  2004 Annual Report

================================================================================
Average Annual Total Returns+ (unaudited)
================================================================================

                                                 Without Sales Charges(1)
                                          --------------------------------------
                                          Class A        Class B      Class C(2)
================================================================================
Twelve Months Ended 4/30/04                4.74%          4.25%         4.15%
--------------------------------------------------------------------------------
Five Years Ended 4/30/04                   4.78           4.22          4.18
--------------------------------------------------------------------------------
Inception* through 4/30/04++               6.64           6.08          5.30
================================================================================

                                                  With Sales Charges(3)
                                          --------------------------------------
                                          Class A        Class B      Class C(2)
================================================================================
Twelve Months Ended 4/30/04                0.51%         (0.25)%        3.16%
--------------------------------------------------------------------------------
Five Years Ended 4/30/04                   3.93           4.06          4.18
--------------------------------------------------------------------------------
Inception* through 4/30/04++               6.20           6.08          5.30
================================================================================

================================================================================
Cumulative Total Returns+ (unaudited)
================================================================================

                                                        Without Sales Charges(1)
================================================================================
Class A (Inception* through 4/30/04)++                           89.42%
--------------------------------------------------------------------------------
Class B (Inception* through 4/30/04)++                           79.78
--------------------------------------------------------------------------------
Class C (Inception* through 4/30/04)(2)                          58.85
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.
(2)   On April 29, 2004, Class L shares were renamed as Class C shares.
(3) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.00%; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year of purchase payment. The 1.00% initial sales charge on Class C shares is no longer imposed effective February 2, 2004.
* The inception dates for Class A, B and C shares are May 23, 1994, May 23, 1994 and May 16, 1995, respectively.
+ All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.
++ Total return includes the effect of the cash contribution to capital from the investment adviser which was made on October 24, 1994. Without this cash contribution the total returns would have been as follows:

                                                         Class A         Class B
================================================================================
Inception* through 4/30/04
Average Annual Total Returns Without Sales Charges        6.42%           5.81%
--------------------------------------------------------------------------------
Average Annual Total Returns With Sales Charges           5.98            5.81
--------------------------------------------------------------------------------
Cumulative Total Returns (Inception* through 4/30/04)    85.59%          75.40%
================================================================================


         9   Smith Barney Oregon Municipals Fund  |  2004 Annual Report

================================================================================
Historical Performance (unaudited)
================================================================================

              Value of $10,000 Invested in Class A and B Shares of
                     Smith Barney Oregon Municipals Fund vs.
           Lehman Brothers Municipal Bond Index and the Lipper Oregon
                          Municipal Debt Funds Average+
--------------------------------------------------------------------------------
                             May 1994 -- April 2004

   [The following table was depicted as a line chart in the printed material.]

                         Smith           Smith
                        Barney          Barney                        Lipper
                        Oregon          Oregon         Lehman         Oregon
                       Municipals      Municipals     Brothers       Municipal
                        Fund --         Fund --       Municipal        Debt
                        Class A         Class B         Bond           Funds
                        Shares          Shares          Index         Average
                        -------         -------        -------       --------
     5/23/94              9598           10000          10000         10000
        4/95             10662           11059          10574         10577
        4/96             11483           11843          11414         11254
        4/97             12288           12610          12172         11908
        4/98             13512           13799          13305         12935
        4/99             14398           14620          14230         13693
        4/00             13965           14106          14099         13327
        4/01             15169           15242          15561         14515
        4/02             16332           16342          17373         15449
        4/03             17358           17246          18848         16543
     4/30/04             18181           17978          19353         16919

+ Hypothetical illustration of $10,000 invested in Class A and B shares on May 23, 1994 (inception date), assuming deduction of the maximum 4.00% initial sales charge at the time of investment for Class A shares. It also assumes reinvestment of dividends and capital gains, if any, at net asset value through April 30, 2004. The Lehman Brothers Municipal Bond Index is a broad based, total return index comprised of investment-grade, fixed rate municipal bonds selected from issues larger than $50 million issued since January 1991. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The Lipper Oregon Municipal Debt Funds Average is composed of an average of the Fund's peer group of 22 mutual funds investing in Oregon municipal securities as of April 30, 2004. Please note that an investor cannot invest directly in an index. The performance of the Fund's other class of shares may be greater or less than Class A and B shares' performance indicated on this chart, depending on whether higher or lower sales charges and fees were incurred by shareholders investing in the other class.

      All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.


         10  Smith Barney Oregon Municipals Fund  |  2004 Annual Report

================================================================================
Schedule of Investments                                           April 30, 2004
================================================================================

   FACE
  AMOUNT        RATING(a)                       SECURITY                                          VALUE
===========================================================================================================
Education -- 20.1%
                          Clackamas County GO:
$    500,000    AA-          Canby School District No. 86, School Board Guaranty,
                                5.250% due 6/15/20 (b)                                          $   527,740
     500,000    Aaa*         Lake Oswego School District No. 7J, MBIA-Insured,
                                5.000% due 6/1/26 (b)                                               504,425
     300,000    Aaa*      Deschutes County GO, Administrative School District No. 1,
                             Series A, FSA-School Board Guaranty, 5.500% due 6/15/18 (b)            325,860
     850,000    AA        Forest Grove, Campus Improvement & Refunding Revenue,
                             Pacific University, Radian-Insured, 6.300% due 5/1/25 (b)              940,330
     500,000    AAA       Jackson County GO, Central Point School District No. 6,
                             FGIC-School Board Guaranty, 5.250% due 6/15/20 (b)                     521,990
     500,000    AAA       Jefferson County GO, School District No. 509J,
                             FGIC-School Board Guaranty, 5.250% due 6/15/16 (b)                     540,030
     500,000    Aaa*      Multnomah-Clackamas Counties GO, Centennial School
                             District No. 28-302, FGIC-School Board Guaranty,
                             5.000% due 6/15/21                                                     513,820
     600,000    BBB+      Multnomah County, Educational Facilities Revenue,
                             (University of Portland Project), 6.000% due 4/1/25                    628,140
     500,000    AA-       Multnomah County GO, Reynolds School District No. 7,
                             School Board Guaranty, 5.125% due 6/15/20                              520,975
     500,000    AAA       Oregon State Department of Administrative Services, COP,
                             Series A, AMBAC-Insured, (Call 5/1/10 @ 101),
                             6.250% due 5/1/17 (c)+                                                 586,945
                          Oregon State Health, Housing, Educational & Cultural Facilities
                             Authority, Series A:
   1,000,000    Baa1*           Linfield College Project, 6.625% due 10/1/20                      1,089,630
     430,000    NR              Oak Tree Foundation Project, (Call 5/1/05 @ 101),
                                6.100% due 5/1/15 (c)                                               454,458
                             Western States Chiropractic, ACA-Insured:
     785,000    A               6.350% due 12/1/20                                                  861,153
     545,000    A               6.350% due 12/1/25                                                  587,543
     500,000    AAA       Tillamook County GO, School District No. 9, FSA-School Board
                             Guaranty, 5.250% due 6/15/22                                           524,530
     500,000    A         University of the Virgin Islands, Refunding & Improvement Bonds,
                             Series A, ACA-Insured, 6.250% due 12/1/29                              533,605
     500,000    Aaa*      Washington County GO, Forest Grove School District No. 15,
                             FSA-School Board Guaranty, 5.000% due 6/15/21                          512,294
-----------------------------------------------------------------------------------------------------------
                                                                                                 10,173,468
-----------------------------------------------------------------------------------------------------------
Finance -- 2.2%
   1,000,000    BBB       Virgin Islands, Public Finance Authority Revenue, Series A,
                             Gross Receipts Taxes, 6.500% due 10/1/24                             1,103,030
-----------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


         11  Smith Barney Oregon Municipals Fund  |  2004 Annual Report

================================================================================
Schedule of Investments (continued)                               April 30, 2004
================================================================================

   FACE
  AMOUNT        RATING(a)                       SECURITY                                          VALUE
===========================================================================================================
General Obligation -- 16.0%
                          Lane County GO:
$    500,000    AAA          Bethel School District No. 52, FGIC-Insured,
                                (Call 12/1/06 @ 100), 6.400% due 12/1/09 (c)                    $   556,215
   2,000,000    Aaa*         School District No.4J, Eugene, FSA-Insured,
                                5.000% due 7/1/17 (b)                                             2,084,160
     500,000    NR        Northern Mariana Islands Commonwealth, Series A,
                             7.375% due 6/1/30                                                      514,570
   1,000,000    A-1+      Oregon State GO, Series 73 E, 1.060% due 12/1/16 (d)                    1,000,000
     315,000    AA        Oregon State, Veterans Welfare, Series 80A,
                             5.700% due 10/1/32                                                     319,819
   2,000,000    AAA       Puerto Rico Commonwealth, RITES-PA 931, XLCA-Insured,
                             9.702% due 7/1/17 (e)                                                2,469,640
   1,135,000    Aaa*      Washington, Multnomah & Yamhill Counties GO, School
                             District No. 1J, MBIA-Insured, 5.125% due 6/1/17                     1,189,423
-----------------------------------------------------------------------------------------------------------
                                                                                                  8,133,827
-----------------------------------------------------------------------------------------------------------
Hospitals -- 16.5%
                          Clackamas County, Hospital Facility Authority Revenue:
     500,000    AA           Gross-Williamette Falls Hospital Project, Radian-Insured,
                                5.500% due 4/1/22 (b)                                               523,780
                             Legacy Health System:
     500,000    AA              5.750% due 5/1/16 (b)                                               540,470
   1,000,000    AA              5.250% due 5/1/21 (b)                                             1,027,560
   1,000,000    Baa2*        Williamette Falls Hospital Project, 6.000% due 4/1/19 (b)            1,033,200
   1,000,000    AA        Hillsboro Hospital Facility Authority Revenue, (Tuality Healthcare
                             Project), Radian-Insured, 5.375% due 10/1/31 (b)                     1,022,920
                          Klamath Falls, Inter-Community Hospital Authority Revenue:
     595,000    BBB+++       Gross-Merle West Medical Center Project, (Call 9/1/04 @ 102),
                                7.100% due 9/1/24 (b)(c)                                            618,497
   1,000,000    BBB+++       Merle West Medical Center Project, 6.250% due 9/1/31 (b)             1,030,500
   1,000,000    BBB-      Puerto Rico Industrial, Tourist, Educational, Medical &
                             Environmental Ryder Memorial Hospital Project,
                             6.700% due 5/1/24                                                    1,009,030
                          Umatilla County Hospital Facility Authority Revenue,
                             Catholic Health Initiatives, Series A:
   1,000,000    AA              5.750% due 12/1/20                                                1,044,780
     500,000    AA              5.500% due 3/1/22                                                   517,500
-----------------------------------------------------------------------------------------------------------
                                                                                                  8,368,237
-----------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


         12  Smith Barney Oregon Municipals Fund  |  2004 Annual Report

================================================================================
Schedule of Investments (continued)                               April 30, 2004
================================================================================

   FACE
  AMOUNT        RATING(a)                       SECURITY                                          VALUE
===========================================================================================================
Housing: Multi-Family -- 9.1%
$    470,000    NR        Multi-Family Housing Revenue Bond Pass-Through Certificates
                             Beneficial Ownership, Pacific Tower Apartments, Series 6,
                             6.050% due 11/1/34 (f)                                             $   447,454
     200,000    Aa2*      Oregon State Housing & Community Services Department,
                             Housing Finance Revenue, Assisted or Insured Multi-Unit,
                             Series A, FHA-Insured, 6.800% due 7/1/13                               200,084
                          Portland Housing Authority, Multi-Family Revenue:
     850,000    Aa2*         Cherry Ridge Project, LOC-U.S. Bank Trust N.A.,
                                6.250% due 5/1/12 (f)                                               863,481
                             Series A:
     500,000    Aaa*            Cherry Blossom Apartments, GNMA-Collateralized,
                                   6.100% due 12/20/26 (f)                                          523,155
     300,000    AAA             Fairview Woods Project, Sr. Lien, (Call 8/1/04 @ 100),
                                   6.875% due 8/1/14 (c)                                            304,224
                          Washington County Housing Authority, Multi-Family Revenue:
   1,000,000    NR           Affordable Housing Pool, Series A, 6.125% due 7/1/29                 1,024,850
   1,000,000    Aa2*         Bethany Meadows Project, LOC-U.S. Bank N.A.,
                                6.250% due 8/1/13 (f)                                             1,035,280
     220,000    AAA          Terrace View Project, FNMA-Collateralized,
                                5.500% due 12/1/17 (f)                                              224,748
-----------------------------------------------------------------------------------------------------------
                                                                                                  4,623,276
-----------------------------------------------------------------------------------------------------------
Housing: Single-Family -- 1.9%
     455,000    Aa2*      Oregon State Housing & Community Services Department,
                             Mortgage Revenue, Single-Family Mortgage Program,
                             Series F, 5.550% due 7/1/30                                            459,245
     295,000    AAA       Puerto Rico Housing Bank & Finance Agency, Single-Family
                             Mortgage Revenue, Affordable Housing Mortgage-Portfolio I,
                             GNMA/FNMA/FHLMC-Collateralized, 6.250% due 4/1/29 (f)                  303,611
     185,000    AAA       Virgin Islands HFA, Single-Family Revenue Bonds, GNMA
                             Mortgage-Backed Securities Program, Series A,
                             GNMA-Collateralized, 6.450% due 3/1/16 (f)                             190,110
-----------------------------------------------------------------------------------------------------------
                                                                                                    952,966
-----------------------------------------------------------------------------------------------------------
Industrial Development -- 1.9%
   1,000,000    BB+       Oregon State EDR, Georgia-Pacific Corp., Series CLVII,
                             6.350% due 8/1/25 (f)                                                  984,990
-----------------------------------------------------------------------------------------------------------
Life Care Systems -- 7.0%
                          Clackamas County, Hospital Facility Authority Revenue:
   2,000,000    NR           Mary's Woods at Marylhurst Inc., Sr. Living Facility, Series A,
                                6.625% due 5/15/29 (b)                                            2,059,240
     500,000    NR           Robison Jewish Home Project, 6.250% due 10/1/28                        500,735
   1,000,000    NR        Yamhill County Hospital Authority, Friendsview Retirement
                             Community, 7.000% due 12/1/34                                          962,830
-----------------------------------------------------------------------------------------------------------
                                                                                                  3,522,805
-----------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


         13  Smith Barney Oregon Municipals Fund  |  2004 Annual Report

================================================================================
Schedule of Investments (continued)                               April 30, 2004
================================================================================

   FACE
  AMOUNT        RATING(a)                       SECURITY                                          VALUE
===========================================================================================================
Miscellaneous -- 1.7%
$    300,000    NR        Lebanon Urban Renewal Agency, 5.500% due 6/1/14                       $   319,896
     500,000    A         Virgin Islands, Public Finance Authority Revenue,
                             Sr. Lien, Series A, ACA/CBI-Insured, 5.500% due 10/1/18                524,890
-----------------------------------------------------------------------------------------------------------
                                                                                                    844,786
-----------------------------------------------------------------------------------------------------------
Public Facilities -- 1.0%
     500,000    AAA       Oregon State Bond Bank Revenue, Economic & Community
                             Development Department, Series B, MBIA-Insured,
                             5.500% due 1/1/26                                                      520,570
-----------------------------------------------------------------------------------------------------------
Solid Waste -- 4.0%
   1,975,000    NR        Wasco County Solid Waste Disposal Revenue,
                             (Waste Connections Inc. Project), 7.250% due 3/1/21 (f)              2,050,544
-----------------------------------------------------------------------------------------------------------
Transportation -- 11.0%
                          Oregon State Department of Transportation, Highway User
                             Tax Revenue:
     500,000    AA+             5.375% due 11/15/20                                                 534,705
                                Series A:
   1,000,000    AA+               5.500% due 11/15/18                                             1,100,640
   1,000,000    AA+               5.500% due 11/15/20                                             1,084,900
   1,000,000    AAA       Port of Portland Airport Revenue, Portland International Airport,
                             Series B, AMBAC-Insured, 5.500% due 7/1/18 (f)                       1,040,100
     945,000    A         Puerto Rico Commonwealth Highway & Transportation
                             Authority Revenue, Series H, 5.000% due 7/1/28                         931,893
     500,000    CCC       Puerto Rico Port Authority Revenue, Special Facilities,
                             American Airlines Inc., Series A, 6.250% due 6/1/26 (f)                358,065

     500,000    AA+       Tri-County Metropolitan Transportation District Revenue,
                             Series A, 5.375% due 8/1/20                                            531,915
-----------------------------------------------------------------------------------------------------------
                                                                                                  5,582,218
-----------------------------------------------------------------------------------------------------------
Utilities -- 2.1%
   1,000,000    BB+++     Klamath Falls Electric Revenue, Klamath Cogeneration,
                             Sr. Lien, 6.000% due 1/1/25 (b)                                        969,990
     100,000    NR        Western Generation Agency, Cogeneration Project Revenue,
                             (Wauna Cogeneration Project), Series B, 7.250% due 1/1/09 (f)          102,206
-----------------------------------------------------------------------------------------------------------
                                                                                                  1,072,196
-----------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


         14  Smith Barney Oregon Municipals Fund  |  2004 Annual Report

================================================================================
Schedule of Investments (continued)                               April 30, 2004
================================================================================

   FACE
  AMOUNT        RATING(a)                       SECURITY                                          VALUE
===========================================================================================================
Water and Sewer -- 5.5%
$    360,000    AA-       Clackamas County Service District No. 1, Sewer
                             Revenue, (Call 10/1/06 @ 100), 6.375% due 10/1/14 (b)(c)           $   397,699
     500,000    AAA       Eugene Water Revenue, Utility System, FSA-Insured,
                             5.875% due 8/1/30 (b)                                                  546,660
   1,000,000    AAA       Klamath Falls Wastewater Revenue, AMBAC-Insured,
                             5.500% due 6/1/25 (b)                                                1,047,170
     600,000    Aa1*      Port of Umatilla Water Revenue, LOC-ABN AMRO Bank N.V.,
                             6.650% due 8/1/22 (f)                                                  607,068
     175,000    AAA       Puerto Rico Commonwealth, Aqueduct & Sewer Authority
                             Revenue, 10.250% due 7/1/09 (g)                                        213,353
-----------------------------------------------------------------------------------------------------------
                                                                                                  2,811,950
-----------------------------------------------------------------------------------------------------------
                          TOTAL INVESTMENTS -- 100.0%
                          (Cost -- $48,585,040**)                                               $50,744,863
===========================================================================================================

(a) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service and those identified by a double dagger (++), are rated by Fitch Ratings.
(b) All or a portion of this security is segregated for open futures contracts and extended settlements.
(c) Pre-Refunded bonds are escrowed with U.S. government securities and are considered by the manager to be triple-A rated even if the issuer has not applied for new ratings.
(d) Variable rate obligation payable at par on demand at any time on no more than seven days notice.
(e) Inverse floating rate security -- coupon varies inversely with level of short-term tax-exempt interest rates.
(f) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(g) Bonds are escrowed to maturity with U.S. government securities and are considered by the manager to be triple-A rated even if the issuer has not applied for new ratings.
+ All or a portion of this security is held as collateral for open futures contracts.
**    Aggregate cost for Federal income tax purposes is $48,430,353.

      See pages 16 to 18 for definitions of ratings and abbreviations.

                       See Notes to Financial Statements.


         15  Smith Barney Oregon Municipals Fund  |  2004 Annual Report

================================================================================
Bond Ratings (unaudited)
================================================================================

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA     -- Bonds rated "AAA" have the highest rating assigned by Standard &
           Poor's. Capacity to pay interest and repay principal is extremely strong.
AA      -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A       -- Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB     -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
BB, B,  -- Bonds rated "BB" "B", "CCC", "CC" and "C" are regarded, on balance,
CCC,       as predominantly speculative with respect to capacity to pay interest
CC         and repay principal in accordance with the terms of the obligation.
and C "BB" represents the lowest degree of speculation and "C" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Caa," where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa     -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa      -- Bonds rated "Aa" are judged to be of high quality by all standards.
           Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.
A       -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa     -- Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
B       -- Bonds that are rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa     -- Bonds rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.


         16  Smith Barney Oregon Municipals Fund  |  2004 Annual Report

================================================================================
Bond Ratings (unaudited) (continued)
================================================================================

Fitch Ratings ("Fitch") -- Ratings from "BBB" to "BB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings with the major rating categories.

AAA     -- Bonds rated AAA by Fitch have the lowest expectation of credit risk.
           The obligor has an exceptionally strong capacity for timely payment of financial commitments which is highly unlikely to be adversely affected by foreseeable events.
BBB     -- Bonds rated BBB by Fitch currently have a lower expectation of credit risk. The capacity for timely payment of financial commitments is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to impair this capacity. This is the lowest investment grade category assigned by Fitch.
BB      -- Bonds rated BB by Fitch carry the possibility of credit risk developing, particularly as the result of adverse economic change over time. Business or financial alternatives may, however, be available to allow financial commitments to be met. Securities rated in this category are not considered by Fitch to be investment grade.
NR      -- Indicates that the bond is not rated by Standard & Poor's or Moody's.

================================================================================
Short-Term Security Ratings (unaudited)
================================================================================

SP-1    -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-1     -- Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
VMIG 1  -- Moody's highest rating for issues having a demand feature -- VRDO.
P-1     -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

================================================================================
Abbreviations* (unaudited)
================================================================================

ABAG       -- Association of Bay Area Governments
ACA        -- American Capital Assurance
AIG        -- American International Guaranty
AMBAC      -- Ambac Assurance Corporation
BAN        -- Bond Anticipation Notes
BIG        -- Bond Investors Guaranty
CBI        -- Certificate of Bond Insurance
CGIC       -- Capital Guaranty Insurance Company
CHFCLI     -- California Health Facility Construction Loan Insurance
CONNIE LEE -- College Construction Loan Insurance Association
COP        -- Certificate of Participation
EDA        -- Economic Development Authority
EDR        -- Economic Development Revenue
ETM        -- Escrowed To Maturity
FGIC       -- Financial Guaranty Insurance Company
FHA        -- Federal Housing Administration
FHLMC      -- Federal Home Loan Mortgage Corporation
FLAIRS     -- Floating Adjustable Interest Rate Securities
FNMA       -- Federal National Mortgage Association
FRTC       -- Floating Rate Trust Certificates
FSA        -- Financing Security Assurance
GIC        -- Guaranteed Investment Contract
GNMA       -- Government National Mortgage Association


         17  Smith Barney Oregon Municipals Fund  |  2004 Annual Report

================================================================================
Abbreviations* (unaudited) (continued)
================================================================================

GO         -- General Obligation
HDC        -- Housing Development Corporation
HFA        -- Housing Finance Authority
IDA        -- Industrial Development Authority
IDB        -- Industrial Development Board
IDR        -- Industrial Development Revenue
INFLOS     -- Inverse Floaters
ISD        -- Independent School District
LOC        -- Letter of Credit
MBIA       -- Municipal Bond Investors Assurance Corporation
MFH        -- Multi-Family Housing
MVRICS     -- Municipal Variable Rate Inverse Coupon Security
PCR        -- Pollution Control Revenue
PSF        -- Permanent School Fund
RAN        -- Revenue Anticipation Notes
RIBS       -- Residual Interest Bonds
RITES      -- Residual Interest Tax-Exempt Securities
TAN        -- Tax Anticipation Notes
TECP       -- Tax-Exempt Commercial Paper
TOB        -- Tender Option Bonds
TRAN       -- Tax and Revenue Anticipation Notes
SYCC       -- Structured Yield Curve Certificate
VA         -- Veterans Administration
VRDD       -- Variable Rate Daily Demand
VRWE       -- Variable Rate Wednesday Demand
XLCA       -- XL Capital Assurance Inc.

--------
*     Abbreviations may or may not appear in the schedule of investments.


         18  Smith Barney Oregon Municipals Fund  |  2004 Annual Report

================================================================================
Statement of Assets and Liabilities                               April 30, 2004
================================================================================

ASSETS:
   Investments, at value (Cost -- $48,585,040)                                        $ 50,744,863
   Cash                                                                                    952,292
   Interest receivable                                                                     938,222
   Receivable for Fund shares sold                                                         290,446
   Receivable for securities sold                                                          168,693
--------------------------------------------------------------------------------------------------
   Total Assets                                                                         53,094,516
--------------------------------------------------------------------------------------------------
LIABILITIES:
   Payable for Fund shares reacquired                                                      105,900
   Dividends payable                                                                        76,456
   Payable to broker -- variation margin                                                    75,000
   Investment advisory fee payable                                                           9,106
   Distribution plan fees payable                                                            8,513
   Deferred compensation payable                                                             6,903
   Administration fee payable                                                                6,071
   Accrued expenses                                                                         39,312
--------------------------------------------------------------------------------------------------
   Total Liabilities                                                                       327,261
--------------------------------------------------------------------------------------------------
Total Net Assets                                                                      $ 52,767,255
==================================================================================================

NET ASSETS:
   Par value of shares of beneficial interest                                         $      4,949
   Capital paid in excess of par value                                                  51,407,818
   Undistributed net investment income                                                      65,905
   Accumulated net realized loss from investment transactions and futures contracts     (1,518,896)
   Net unrealized appreciation of investments and futures contracts                      2,807,479
--------------------------------------------------------------------------------------------------
Total Net Assets                                                                      $ 52,767,255
--------------------------------------------------------------------------------------------------
Shares Outstanding:
   Class A                                                                               2,623,664
   -----------------------------------------------------------------------------------------------
   Class B                                                                               1,228,396
   -----------------------------------------------------------------------------------------------
   Class C                                                                               1,096,543
   -----------------------------------------------------------------------------------------------
Net Asset Value:
   Class A (and redemption price)                                                     $      10.69
   -----------------------------------------------------------------------------------------------
   Class B *                                                                          $      10.63
   -----------------------------------------------------------------------------------------------
   Class C *                                                                          $      10.64
   -----------------------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
   Class A (net asset value plus 4.17% of net asset value per share)                  $      11.14
==================================================================================================

* Redemption price is NAV of Class B and C shares reduced by 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 4).


                       See Notes to Financial Statements.


         19  Smith Barney Oregon Municipals Fund  |  2004 Annual Report

================================================================================
Statement of Operations                        For the Year Ended April 30, 2004
================================================================================

INVESTMENT INCOME:
   Interest                                                                      $ 2,984,476
--------------------------------------------------------------------------------------------
EXPENSES:
   Distribution plan fees (Note 7)                                                   213,060
   Investment advisory fee (Note 4)                                                  161,062
   Administration fee (Note 4)                                                       107,375
   Audit and legal                                                                    53,061
   Shareholder communications (Note 7)                                                24,947
   Custody                                                                            22,226
   Transfer agency services (Note 7)                                                  17,303
   Trustees' fees                                                                     13,303
   Registration fees                                                                   2,690
   Other                                                                               4,865
--------------------------------------------------------------------------------------------
   Total Expenses                                                                    619,892
   Less: Investment advisory and administration fee waivers (Note 4)                 (80,531)
--------------------------------------------------------------------------------------------
   Net Expenses                                                                      539,361
--------------------------------------------------------------------------------------------
Net Investment Income                                                              2,445,115
--------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FUTURES CONTRACTS (NOTES 5 AND 6):
   Realized Gain (Loss) From:
     Investment transactions                                                         278,031
     Futures contracts                                                              (416,145)
--------------------------------------------------------------------------------------------
   Net Realized Loss                                                                (138,114)
--------------------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation of Investments and Futures Contracts:
     Beginning of year                                                             2,756,820
     End of year                                                                   2,807,479
--------------------------------------------------------------------------------------------
   Increase in Net Unrealized Appreciation                                            50,659
--------------------------------------------------------------------------------------------
Net Loss on Investments and Futures Contracts                                        (87,455)
--------------------------------------------------------------------------------------------
Increase in Net Assets From Operations                                           $ 2,357,660
============================================================================================


                       See Notes to Financial Statements.


         20  Smith Barney Oregon Municipals Fund  |  2004 Annual Report

================================================================================
Statements of Changes in Net Assets                For the Years Ended April 30,
================================================================================

                                                                                  2004            2003
=========================================================================================================
OPERATIONS:
   Net investment income                                                     $  2,445,115    $  2,390,463
   Net realized loss                                                             (138,114)       (561,167)
   Increase in net unrealized appreciation                                         50,659       1,044,157
---------------------------------------------------------------------------------------------------------
   Increase in Net Assets From Operations                                       2,357,660       2,873,453
---------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTES 3 AND 8):
   Net investment income                                                       (2,389,110)     (2,380,361)
   In excess of net investment income                                                  --         (40,392)
---------------------------------------------------------------------------------------------------------
   Decrease in Net Assets From
     Distributions to Shareholders                                             (2,389,110)     (2,420,753)
---------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
   Net proceeds from sale of shares                                             7,097,910      13,939,846
   Net asset value of shares issued for reinvestment of dividends               1,426,138       1,380,720
   Cost of shares reacquired                                                   (9,832,724)     (8,843,569)
---------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From
     Fund Share Transactions                                                   (1,308,676)      6,476,997
---------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                              (1,340,126)      6,929,697

NET ASSETS:
   Beginning of year                                                           54,107,381      47,177,684
---------------------------------------------------------------------------------------------------------
   End of year*                                                              $ 52,767,255    $ 54,107,381
=========================================================================================================
*  Includes undistributed net investment income of:                          $     65,905    $      9,610
=========================================================================================================


                       See Notes to Financial Statements.


         21  Smith Barney Oregon Municipals Fund  |  2004 Annual Report

================================================================================
Notes to Financial Statements
================================================================================

1.    Significant Accounting Policies

Smith Barney Oregon Municipals Fund ("Fund"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with generally accepted accounting principles ("GAAP"): (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and asked prices provided by an independent pricing service; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (g) class specific expenses are charged to the Fund and each class; investment advisory, administration fees and general Fund expenses are allocated on the basis of relative net assets by class or on another reasonable basis; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles. At April 30, 2004, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net realized loss and undistributed net investment income amounting to $6,692 and $290, respectively, has been reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.


         22  Smith Barney Oregon Municipals Fund  |  2004 Annual Report

================================================================================
Notes to Financial Statements (continued)
================================================================================

2.    Fund Concentration

Since the Fund invests primarily in obligations of issuers within Oregon, it is subject to possible concentration risks associated with economic, political or legal developments or industrial or regional matters specifically affecting Oregon.

3.    Exempt-Interest Dividends and Other Distributions

The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

It is the Fund's policy to distribute dividends monthly. Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually. Additional taxable distributions may be made if necessary to avoid a Federal excise tax.

4. Investment Advisory Agreement, Administration Agreement and Affiliated Transactions

Smith Barney Fund Management LLC ("SBFM"), an indirect wholly-owned subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund pays SBFM an investment advisory fee calculated at an annual rate of 0.30% of the Fund's average daily net assets. This fee is calculated daily and paid monthly. SBFM waived $48,319 of its investment advisory fee for the year ended April 30, 2004.

SBFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the Fund's average daily net assets up to $500 million and 0.18% of the Fund's average daily net assets in excess of $500 million. This fee is calculated daily and paid monthly. SBFM voluntarily waived $32,212 of its administration fee for the year ended April 30, 2004.

Citicorp Trust Bank, fsb. ("CTB"), another subsidiary of Citigroup, acts as the Fund's transfer agent. PFPC Inc. ("PFPC") acts as the Fund's sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. For the year ended April 30, 2004, the Fund paid transfer agent fees of $12,943 to CTB.


         23  Smith Barney Oregon Municipals Fund  |  2004 Annual Report

================================================================================
Notes to Financial Statements (continued)
================================================================================

Citigroup Global Markets Inc. ("CGM"), another indirect wholly-owned subsidiary of Citigroup, acts as the Fund's distributor.

On April 29, 2004, Class L shares were renamed as Class C shares. On February 2, 2004, initial sales charges on these shares were eliminated.

There is a maximum initial sales charge of 4.00% for Class A shares. There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares also have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended April 30, 2004, CGM received sales charges of approximately $40,000 and $13,000 on sales of the Fund's Class A and C shares, respectively. In addition, for the year ended April 30, 2004, CDSCs paid to CGM were approximately $26,000 for Class B shares.

All officers and one Trustee of the Fund are employees of Citigroup or its affiliates.

5.    Investments

During the year ended April 30, 2004, the aggregate cost of purchases and proceeds from sales of investments (including maturities, of long-term investments, but excluding short-term investments) were as follows:

================================================================================
Purchases                                                            $ 7,372,178
--------------------------------------------------------------------------------
Sales                                                                 10,958,545
================================================================================

At April 30, 2004, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

================================================================================
Gross unrealized appreciation                                        $2,541,198
Gross unrealized depreciation                                          (226,688)
--------------------------------------------------------------------------------
Net unrealized appreciation                                          $2,314,510
================================================================================


         24  Smith Barney Oregon Municipals Fund  |  2004 Annual Report

================================================================================
Notes to Financial Statements (continued)
================================================================================

6.    Futures Contracts

Securities or cash equal to the initial margin amount are either deposited with the broker or segregated by the custodian upon entering into the futures contract. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. The Fund enters into such contracts typically to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices.

At April 30, 2004, the Fund had the following open futures contracts:

                            Number of                           Basis            Market         Unrealized
                            Contracts       Expiration          Value            Value             Gain
==========================================================================================================
To Sell:
20 year, 6.000%
  U.S. Treasury Bond           150             6/04          $16,711,719       $16,064,063       $647,656
=========================================================================================================

7.    Class Specific Expenses

Pursuant to a Rule 12b-1 Distribution Plan, the fund pays a service fee with respect to its Class A, B and C shares calculated at an annual rate of 0.15% of the average daily net assets for each respective class. In addition, the Fund pays a distribution fee with respect to its Class B and C shares calculated at an annual rate of 0.50% and 0.55% of the average daily net assets of each class, respectively. For the year ended April 30, 2004, total Rule 12b-1 Distribution Plan fees, which are accrued daily and paid monthly, were as follows:

                                           Class A        Class B        Class C
================================================================================
Rule 12b-1 Distribution Plan Fees          $42,417        $93,900        $76,743
================================================================================


         25  Smith Barney Oregon Municipals Fund  |  2004 Annual Report

================================================================================
Notes to Financial Statements (continued)
================================================================================

For the year ended April 30, 2004, total Transfer Agency Service expenses were as follows:

                                            Class A        Class B       Class C
================================================================================
Transfer Agency Service Expenses            $7,387         $6,080        $3,836
================================================================================

For the year ended April 30, 2004, total Shareholder Communication expenses were as follows:

                                            Class A        Class B       Class C
================================================================================
Shareholder Communication Expenses          $10,743        $6,790        $7,414
================================================================================

8.    Distributions Paid to Shareholders by Class

                                             Year Ended              Year Ended
                                           April 30, 2004         April 30, 2003
================================================================================
Class A

Net investment income                        $1,332,160             $ 1,295,296
In excess of net investment income                   --                  21,980
--------------------------------------------------------------------------------
Total                                        $1,332,160             $ 1,317,276
================================================================================

Class B

Net investment income                        $  598,268              $  709,417
In excess of net investment income                   --                  12,038
--------------------------------------------------------------------------------
Total                                        $  598,268              $  721,455
================================================================================

Class C+

Net investment income                        $  458,682              $  375,648
In excess of net investment income                   --                   6,374
--------------------------------------------------------------------------------
Total                                        $  458,682              $  382,022
================================================================================

+     On April 29, 2004, Class L shares were renamed as Class C shares.

9.    Shares of Beneficial Interest

At April 30, 2004, the Fund had an unlimited amount of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. Effective April 29, 2004, the Fund renamed Class L shares as Class C shares.


         26  Smith Barney Oregon Municipals Fund  |  2004 Annual Report

================================================================================
Notes to Financial Statements (continued)
================================================================================

Transactions in shares of each class were as follows:

                                          Year Ended                    Year Ended
                                        April 30, 2004                April 30, 2003
                                   -----------------------       -----------------------
                                    Shares       Amount           Shares       Amount
========================================================================================
Class A

Shares sold                         353,925    $ 3,820,603        494,295    $ 5,307,517
Shares issued on reinvestment        73,132        787,878         67,546        722,152
Shares reacquired                  (404,533)    (4,370,388)      (245,716)    (2,628,613)
----------------------------------------------------------------------------------------
Net Increase                         22,524    $   238,093        316,125    $ 3,401,056
========================================================================================

Class B

Shares sold                          81,417    $   875,212        323,629    $ 3,453,713
Shares issued on reinvestment        31,973        342,497         38,971        414,147
Shares reacquired                  (363,261)    (3,887,510)      (501,978)    (5,322,004)
----------------------------------------------------------------------------------------
Net Decrease                       (249,871)   $(2,669,801)      (139,378)   $(1,454,144)
========================================================================================

Class C+

Shares sold                         223,427    $ 2,402,095        483,186    $ 5,178,616
Shares issued on reinvestment        27,569        295,763         22,960        244,421
Shares reacquired                  (146,661)    (1,574,826)       (83,771)      (892,952)
----------------------------------------------------------------------------------------
Net Increase                        104,335    $ 1,123,032        422,375    $ 4,530,085
========================================================================================

+     On April 29, 2004, Class L shares were renamed as Class C shares.

10.   Capital Loss Carryforward

At April 30, 2004, the Fund had, for Federal income tax purposes, approximately $871,000 of unused capital loss carryforwards available to offset future capital gains, if any. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below.

Expiration occurs on April 30 of the year indicated:

                               2008            2009          2011          2012
================================================================================
Carryforward amounts         $279,000        $238,000      $345,000       $9,000
================================================================================

11.   Income Tax Information and Distributions to Shareholders

At April 30, 2004, the tax basis components of distributable earnings were:

================================================================================
Undistributed tax-exempt income                                      $  130,420
--------------------------------------------------------------------------------
Accumulated capital losses                                             (871,240)
--------------------------------------------------------------------------------
Unrealized appreciation                                               2,314,510
================================================================================


         27  Smith Barney Oregon Municipals Fund  |  2004 Annual Report

================================================================================
Notes to Financial Statements (continued)
================================================================================

The difference between book basis and tax basis unrealized appreciation and depreciation is attributable primarily to mark to market of derivative contracts and the treatment of amortization of premiums and accretion of discounts.

The tax character of distributions paid during the years ended April 30, was:

                                                2004                     2003
================================================================================
Tax-exempt income                           $2,387,065                $2,376,688
Ordinary income                                  2,045                    44,065
--------------------------------------------------------------------------------
Total                                       $2,389,110                $2,420,753
================================================================================

12.   Additional Information

The Fund has received the following information from Citigroup Asset Management ("CAM"), the Citigroup business unit which includes the Fund's Investment Manager and other investment advisory companies, all of which are indirect, wholly-owned subsidiaries of Citigroup. CAM is reviewing its entry, through an affiliate, into the transfer agent business in the period 1997-1999. As CAM currently understands the facts, at the time CAM decided to enter the transfer agent business, CAM sub-contracted for a period of five years certain of the transfer agency services to a third party and also concluded a revenue guarantee agreement with this sub-contractor providing that the sub-contractor would guarantee certain benefits to CAM or its affiliates (the "Revenue Guarantee Agreement"). In connection with the subsequent purchase of the sub-contractor's business by an affiliate of the current sub-transfer agent (PFPC Inc.) used by CAM on many of the funds it manages, this Revenue Guarantee Agreement was amended eliminating those benefits in exchange for arrangements that included a one-time payment from the sub-contractor.

The Boards of CAM-managed funds (the "Boards") were not informed of the Revenue Guarantee Agreement with the sub-contractor at the time the Boards considered and approved the transfer agent arrangements. Nor were the Boards informed of the subsequent amendment to the Revenue Guarantee Agreement when that occurred.

CAM has begun to take corrective actions. CAM will pay to the applicable funds approximately $17 million (plus interest) that CAM and its affiliates received from the Revenue Guarantee Agreement and its amendment. CAM also plans an independent review to verify that the transfer agency fees charged by CAM were


         28  Smith Barney Oregon Municipals Fund  |  2004 Annual Report

================================================================================
Notes to Financial Statements (continued)
================================================================================

fairly priced as compared to competitive alternatives. CAM is instituting new procedures and making changes designed to ensure no similar arrangements are entered into in the future.

CAM has briefed the SEC, the New York State Attorney General and other regulators with respect to this matter, as well as the U.S. Attorney who is investigating the matter. CAM is cooperating with governmental authorities on this matter, the ultimate outcome of which is not yet determinable.

13.   Legal Matters

Class action lawsuits have been filed against Citigroup Global Markets Inc. (the "Distributor") and a number of its affiliates, including Smith Barney Fund Management LLC and Salomon Brothers Asset Management Inc (the "Advisers"), substantially all of the mutual funds managed by the Advisers (the "Funds"), and directors or trustees of the Funds. The complaints allege, among other things, that the Distributor created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to the Distributor for steering clients towards proprietary funds. The complaints also allege that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on Fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints seek injunctive relief and compensatory and punitive damages, rescission of the Funds' contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys' fees and litigation expenses. Citigroup Asset Management believes that the suits are without merit and intends to defend the cases vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Citigroup Asset Management nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or the ability of the Distributor or the Advisers to perform under their respective contracts with the Funds.


         29  Smith Barney Oregon Municipals Fund  |  2004 Annual Report

================================================================================
Financial Highlights
================================================================================

For a share of each class of beneficial interest outstanding throughout each year ended April 30, unless otherwise noted:

Class A Shares                                    2004(1)       2003(1)       2002(1)       2001(1)       2000(1)
==================================================================================================================
Net Asset Value, Beginning of Year              $    10.70    $    10.57    $    10.33    $    10.02    $    10.87
------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income(2)(3)                        0.52          0.52          0.53          0.54          0.51
   Net realized and unrealized gain (loss)(3)        (0.02)         0.13          0.25          0.31         (0.84)
------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                   0.50          0.65          0.78          0.85         (0.33)
------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                             (0.51)        (0.51)        (0.54)        (0.54)        (0.50)
   Net realized gains                                   --            --            --            --         (0.02)
   In excess of net investment income                   --         (0.01)           --            --            --
------------------------------------------------------------------------------------------------------------------
Total Distributions                                  (0.51)        (0.52)        (0.54)        (0.54)        (0.52)
------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                    $    10.69    $    10.70    $    10.57    $    10.33    $    10.02
------------------------------------------------------------------------------------------------------------------
Total Return(4)                                       4.74%         6.29%         7.67%         8.62%        (3.01)%
------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                  $   28,041    $   27,820    $   24,163    $   16,657    $   14,272
------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(2)                                        0.74%         0.81%         0.77%         0.82%         0.83%
   Net investment income(3)                           4.82          4.85          4.98          5.23          5.02
------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                 14%           19%           20%           35%           81%
==================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2) The investment adviser and administrator voluntarily waived all or part of their fees for the five years ended April 30, 2004. If such fees were not waived and expenses were not reimbursed, the per share effect on the net investment income and the ratios of expenses to average net assets would have been as follows:

                                                                                           Expense Ratios
                               Per Share Decreases                                       Without Fee Waivers
                             to Net Investment Income                                    and Reimbursements
                             ------------------------                                    -------------------
                   2004       2003      2002      2001      2000           2004      2003       2002       2001      2000
                   -----      -----     -----     -----     -----          -----     -----      -----      -----     -----
      Class A      $0.02      $0.02     $0.02     $0.02     $0.02          0.89%     0.96%      0.92%      0.97%     0.98%

(3) Effective May 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended April 30, 2002, the ratio of net investment income to average net assets would have been 4.99%. Per share, ratios and supplemental data for the periods prior to May 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized gain was less than $0.01.
(4) Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.


         30  Smith Barney Oregon Municipals Fund  |  2004 Annual Report

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of beneficial interest outstanding throughout each year ended April 30, unless otherwise noted:

Class B Shares                                   2004(1)       2003(1)       2002(1)        2001(1)      2000(1)
==================================================================================================================
Net Asset Value, Beginning of Year              $    10.63    $    10.52    $    10.29    $    10.00    $    10.85
------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income(2)(3)                        0.46          0.45          0.47          0.48          0.46
   Net realized and unrealized gain (loss)(3)        (0.01)         0.12          0.26          0.31         (0.84)
------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                   0.45          0.57          0.73          0.79         (0.38)
------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                             (0.45)        (0.45)        (0.50)        (0.50)        (0.45)
   Net realized gains                                   --            --            --            --         (0.02)
   In excess of net investment income                   --         (0.01)           --            --            --
------------------------------------------------------------------------------------------------------------------
Total Distributions                                  (0.45)         (0.46)       (0.50)        (0.50)        (0.47)
------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                    $    10.63    $    10.63  $      10.52    $    10.29    $    10.00
------------------------------------------------------------------------------------------------------------------
Total Return(4)                                       4.25%         5.53%         7.21%         8.06%        (3.52)%
------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                  $   13,057    $   15,718    $   17,014    $   16,572    $   16,199
------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(2)                                        1.27%         1.39%         1.29%         1.35%         1.35%
   Net investment income(3)                           4.29          4.26          4.46          4.72          4.49
------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                 14%           19%           20%           35%           81%
==================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2) The investment adviser and administrator voluntarily waived all or part of their fees for the five years ended April 30, 2004. If such fees were not waived and expenses were not reimbursed, the per share effect on the net investment income and the ratios of expenses to average net assets would have been as follows:

                                                                                           Expense Ratios
                               Per Share Decreases                                       Without Fee Waivers
                             to Net Investment Income                                    and Reimbursements
                             ------------------------                                    -------------------
                   2004       2003      2002      2001      2000           2004      2003       2002       2001      2000
                   -----      -----     -----     -----     -----          -----     -----      -----      -----     -----
      Class B      $0.02      $0.02     $0.02     $0.02     $0.02          1.42%     1.54%      1.44%      1.49%     1.49%

(3) Effective May 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended April 30, 2002, the ratio of net investment income to average net assets would have been 4.47%. Per share, ratios and supplemental data for the periods prior to May 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized gain was less than $0.01.
(4) Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.


         31  Smith Barney Oregon Municipals Fund  |  2004 Annual Report

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of beneficial interest outstanding throughout each year ended April 30, unless otherwise noted:

Class C Shares(1)                                2004(2)       2003(2)       2002(2)       2001(2)       2000(2)
==================================================================================================================
Net Asset Value, Beginning of Year              $    10.65    $    10.53    $    10.31    $    10.01    $    10.86
------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income(3)(4)                        0.45          0.46          0.46          0.48          0.46
   Net realized and unrealized gain (loss)(4)        (0.01)         0.12          0.26          0.32         (0.84)
------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                   0.44          0.58          0.72          0.80         (0.38)
------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                             (0.45)        (0.45)        (0.50)        (0.50)        (0.45)
   Net realized gains                                   --            --            --            --         (0.02)
   In excess of net investment income                   --         (0.01)           --            --            --
------------------------------------------------------------------------------------------------------------------
Total Distributions                                  (0.45)        (0.46)        (0.50)        (0.50)        (0.47)
------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                    $    10.64    $    10.65    $    10.53  $      10.31    $    10.01
------------------------------------------------------------------------------------------------------------------
Total Return(5)                                       4.15%         5.57%         7.05%         8.10%        (3.55)%
------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                  $   11,669    $   10,569    $    6,001    $    3,724    $    2,997
------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(3)                                        1.33%         1.39%         1.35%         1.39%         1.39%
   Net investment income(4)                           4.23          4.28          4.39          4.67          4.46
------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                 14%           19%           20%           35%           81%
==================================================================================================================

(1)   On April 29, 2004, Class L shares were renamed as Class C shares.
(2) Per share amounts have been calculated using the monthly average shares method.
(3) The investment adviser and administrator voluntarily waived all or part of their fees for the five years ended April 30, 2004. If such fees were not waived and expenses were not reimbursed, the per share effect on the net investment income and the ratios of expenses to average net assets would have been as follows:

                                                                                           Expense Ratios
                               Per Share Decreases                                       Without Fee Waivers
                             to Net Investment Income                                    and Reimbursements
                             ------------------------                                    -------------------
                   2004       2003      2002      2001      2000           2004      2003       2002       2001      2000
                   -----      -----     -----     -----     -----          -----     -----      -----      -----     -----
      Class C      $0.02      $0.02     $0.02     $0.02     $0.02          1.48%     1.54%      1.50%      1.54%     1.53%

(4) Effective May 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended April 30, 2002, net investment income, net realized and unrealized gain and the ratio of net investment income to average net assets would have been $0.47, $0.25 and 4.40%, respectively. Per share, ratios and supplemental data for the periods prior to May 1, 2001 have not been restated to reflect this change in presentation
(5) Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.


         32  Smith Barney Oregon Municipals Fund  |  2004 Annual Report

================================================================================
Report of Independent Registered Public Accounting Firm
================================================================================

To the Shareholders and Board of Trustees of Smith Barney Oregon Municipals Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Smith Barney Oregon Municipals Fund as of April 30, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2004, by correspondence with the custodian and broker. As to securities sold but not yet delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Smith Barney Oregon Municipals Fund as of April 30, 2004, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.


                                                                    /s/ KPMG LLP


New York, New York
June 18, 2004


         33  Smith Barney Oregon Municipals Fund  |  2004 Annual Report

================================================================================
Additional Information (unaudited)
================================================================================

Information about Trustees and Officers

The business and affairs of the Smith Barney Oregon Municipals Fund ("Fund") are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Fund is set forth below. The Statement of Additional Information includes additional information about the Fund's Trustees and is available, without charge, upon request by calling the Fund's transfer agent (Citicorp Trust Bank, fsb. at 1-800-451-2010).

                                                                                Number of
                                             Term of                           Portfolios
                                           Office* and       Principal          in Fund        Other Board
                             Position(s)     Length        Occupation(s)         Complex       Memberships
Name, Address                 Held with      of Time        During Past         Overseen         Held by
and Age                         Fund         Served         Five Years         by Trustee        Trustee
============================================================================================================
Non-Interested Trustees:

Dwight B. Crane               Trustee         Since     Professor -- Harvard        49            None
Harvard Business School                       1994      Business School
Soldiers Field
Morgan Hall #375
Boston, MA 02163
Age 66

Burt N. Dorsett               Trustee         Since     President of Dorsett        27            None
The Stratford #702                            1994      McCabe Capital
5601 Turtle Bay Drive                                   Management Inc.;
Naples, FL 34108                                        Chief Investment
Age 73                                                  Officer of Leeb Capital
                                                        Management, Inc.
                                                        (since 1999)

Elliot S. Jaffe               Trustee         Since     Chairman of The             27         The Dress
The Dress Barn Inc.                           1994      Dress Barn, Inc.                       Barn, Inc.
Executive Office
30 Dunnigan Drive
Suffern, NY 10901
Age 77

Stephen E. Kaufman            Trustee         Since     Attorney                    55            None
Stephen E. Kaufman PC                         1994
277 Park Avenue
47th Floor
New York, NY10172
Age 72

Joseph J. McCann              Trustee         Since     Retired                     28            None
200 Oak Park Place                            1994
Suite One
Pittsburgh, PA 15243
Age 74

Cornelius C. Rose, Jr.        Trustee         Since     Chief Executive             27            None
Meadowbrook Village                           1994      Officer of Performance
Building 1, Apt. 6                                      Learning Systems
West Lebanon, NH 03784
Age 71


         34  Smith Barney Oregon Municipals Fund  |  2004 Annual Report

================================================================================
Additional Information (unaudited) (continued)
================================================================================

                                                                                Number of
                                             Term of                           Portfolios
                                           Office* and       Principal          in Fund        Other Board
                             Position(s)     Length        Occupation(s)         Complex       Memberships
Name, Address                 Held with      of Time        During Past         Overseen         Held by
and Age                         Fund         Served         Five Years         by Trustee        Trustee
============================================================================================================
Interested Trustee:

R. Jay Gerken, CFA**          Chairman,       Since     Managing Director of        221           None
Citigroup Asset               President       2002      Citigroup Global
Management ("CAM")            and Chief                 Markets Inc. ("CGM");
399 Park Avenue               Executive                 Chairman, President
4th Floor                     Officer                   and Chief Executive
New York, NY 10022                                      Officer of Smith Barney
Age 52                                                  Fund Management LLC
                                                        ("SBFM"), Travelers
                                                        Investment Adviser, Inc.
                                                        ("TIA") and Citi Fund
                                                        Management Inc.
                                                        ("CFM"); President
                                                        and Chief Executive
                                                        Officer of certain
                                                        mutual funds
                                                        associated with
                                                        Citigroup Inc.
                                                        ("Citigroup"); Formerly
                                                        Portfolio Manager
                                                        of Smith Barney
                                                        Allocation Series Inc.
                                                        (from 1996 to 2001)
                                                        and Smith Barney
                                                        Growth and Income
                                                        Fund (from 1996 to
                                                        2000)

Officers:

Andrew B. Shoup               Senior Vice     Since     Director of CAM; Senior     N/A            N/A
CAM                           President       2003      Vice President and
125 Broad Street              and Chief                 Chief  Administrative
11th Floor                    Administrative            Officer of mutual funds
New York, NY 10004            Officer                   associated with
Age 47                                                  Citigroup; Treasurer of
                                                        certain mutual funds
                                                        associated with
                                                        Citigroup; Head of
                                                        International Funds
                                                        Administration of
                                                        CAM (from 2001 to
                                                        2003); Director of
                                                        Global Funds
                                                        Administration of CAM
                                                        (from 2000 to 2001);
                                                        Head of U.S. Citibank
                                                        Funds Administration
                                                        of CAM (from 1998 to
                                                        2000)


         35  Smith Barney Oregon Municipals Fund  |  2004 Annual Report

================================================================================
Additional Information (unaudited) (continued)
================================================================================

                                                                                Number of
                                             Term of                           Portfolios
                                           Office* and       Principal          in Fund        Other Board
                             Position(s)     Length        Occupation(s)         Complex       Memberships
Name, Address                 Held with      of Time        During Past         Overseen         Held by
and Age                         Fund         Served         Five Years         by Trustee        Trustee
============================================================================================================
Peter M. Coffey               Vice            Since     Managing Director of        N/A            N/A
CAM                           President       1989      CGM; Investment
399 Park Avenue               and                       Officer of SBFM
4th Floor                     Investment
New York, NY 10022            Officer
Age 59

Andrew Beagley                Chief Anti-     Since     Director of CGM (since      N/A            N/A
CAM                           Money           2002      2000); Director of
399 Park Avenue               Laundering                Compliance, North
4th Floor                     Compliance                America, CAM (since
New York, NY 10022            Officer                   2000); Chief Anti-
Age 41                                                  Money Laundering
                                                        Compliance Officer and
                                                        Vice President of
                                                        certain mutual funds
                                                        associated with
                                                        Citigroup; Director of
                                                        Compliance, Europe,
                                                        the Middle East and
                                                        Africa, CAM (from
                                                        1999 to 2000);
                                                        Compliance Officer,
                                                        Salomon Brothers Asset
                                                        Management Limited,
                                                        Smith Barney Global
                                                        Capital Management
                                                        Inc., Salomon Brothers
                                                        Asset Management
                                                        Asia Pacific Limited
                                                        (from 1997 to 1999)

Kaprel Ozsolak                Controller      Since     Vice President of CGM;      N/A            N/A
CAM                                           2002      Controller of certain
125 Broad Street                                        mutual funds
11th Floor                                              associated with
New York, NY 10004                                      Citigroup
Age 38


         36  Smith Barney Oregon Municipals Fund  |  2004 Annual Report

================================================================================
Additional Information (unaudited) (continued)
================================================================================

                                                                                Number of
                                             Term of                           Portfolios
                                           Office* and       Principal          in Fund        Other Board
                             Position(s)     Length        Occupation(s)         Complex       Memberships
Name, Address                 Held with      of Time        During Past         Overseen         Held by
and Age                         Fund         Served         Five Years         by Trustee        Trustee
============================================================================================================
Robert I. Frenkel             Secretary       Since     Managing Director and       N/A           N/A
CAM                           and Chief       2003      General Counsel of
300 First Stamford Place      Legal Officer             Global Mutual Funds
4th Floor                                               for CAM and its
Stamford, CT 06902                                      predecessor (since
Age 48                                                  1994); Secretary of
                                                        CFM; Secretary and
                                                        Chief Legal Officer of
                                                        mutual funds associated
                                                        with Citigroup

--------
* Each Trustee and officer serves until his or her respective successor has been duly elected and qualified.
** Mr. Gerken is an "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.


         37  Smith Barney Oregon Municipals Fund  |  2004 Annual Report

================================================================================
Tax Information (unaudited)
================================================================================

For the year ended April 30, 2004, 99.91% of the dividends paid by the Fund from net investment income were tax-exempt for regular Federal income tax and Oregon state income tax purposes.


         38  Smith Barney Oregon Municipals Fund  |  2004 Annual Report

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


(This page intentionally left blank.)

--------------------------------------------------------------------------------
SMITH BARNEY
OREGON MUNICIPALS FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TRUSTEES

Dwight B. Crane
Burt N. Dorsett
R. Jay Gerken, CFA
  Chairman
Elliott S. Jaffe
Stephen E. Kaufman
Joseph J. McCann
Cornelius C. Rose, Jr.

OFFICERS

R. Jay Gerken, CFA
President and Chief
Executive Officer

Andrew B. Shoup
Senior Vice President and
Chief Administrative Officer

Peter M. Coffey
Vice President and
Investment Officer

Andrew Beagley
Chief Anti-Money
Laundering Compliance
Officer

Kaprel Ozsolak
Controller

Robert I. Frenkel
Secretary and
Chief Legal Officer

INVESTMENT
ADVISER

Smith Barney Fund
  Management LLC

DISTRIBUTOR

Citigroup Global Markets Inc.

CUSTODIAN

State Street Bank and
  Trust Company

TRANSFER AGENT

Citicorp Trust Bank, fsb.
125 Broad Street, 11th Floor
New York, New York 10004

SUB-TRANSFER AGENT

PFPC Inc.
P.O. Box 9699
Providence, Rhode Island
02940-9699

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Smith Barney Oregon Municipals Funds
--------------------------------------------------------------------------------

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by telephoning the Fund (toll-free) at 1-800-451-2010 and by visiting the SEC's web site at www.sec.gov.

This report is submitted for general information of the shareholders of Smith Barney Oregon Municipals Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund.

SMITH BARNEY OREGON MUNICIPALS FUND
Smith Barney Mutual Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

This document must be preceded or accompanied by a free prospectus. Investors should consider the fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest or send money.

www.smithbarneymutualfunds.com

(C)2004 Citigroup Global Markets Inc.

Member NASD, SIPC

FD0955 6/04                                                              04-6753

ITEM 2.  CODE OF ETHICS.

         The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

         The Board of Directors of the registrant has determined that Dwight B. Crane, Chairman of the Board's Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert," and has designated Mr. Crane as the Audit Committee's financial expert. Mr. Crane is an "independent" Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         (a) Audit Fees for Smith Barney Oregon Municipals Fund were $13,500 and $13,000 for the years ended 4/30/04 and 4/30/03.

         (b) Audit-Related Fees for Smith Barney Oregon Municipals Fund were $0 and $0 for the years ended 4/30/04 and 4/30/03.

         (c) Tax Fees for Smith Barney Oregon Municipals Fund were $2,000 and $2,000 for the years ended 4/30/04 and 4/30/03. These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include (the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning) rendered by the Accountant to Smith Barney Oregon Municipals Fund

         (d) There were no all other fees for Smith Barney Oregon Municipals Fund for the years ended 4/30/04 and 4/30/03.

         (e) (1) Audit Committee's pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

               The Charter for the Audit Committee (the "Committee") of the Board of each registered investment company (the "Fund") advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc or one of their affiliates (each, an "Adviser") requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund's independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

               The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit

               Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

               Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Covered Service Providers") constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee;
               (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

         (f)   N/A

         (g) Non-audit fees billed - $100,000 and $1.2 million for the years ended 12/31/2003 and 12/31/2002.

         (h) Yes. The Smith Barney Oregon Municipals Fund Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant's independence. All services provided by the Accountant to the Smith Barney Oregon Municipals Fund or to Service Affiliates which were required to be pre-approved were pre-approved as required.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

         Not applicable.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Not applicable.

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.

         (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

         (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940
               Act) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.

         (a) Code of Ethics attached hereto.

         Exhibit 99.CODE ETH

         (b) Attached hereto.

         Exhibit 99.CERT Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

         Exhibit 99.906CERT Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney Oregon Municipals Fund


By:   /s/ R. Jay Gerken
      (R. Jay Gerken)
      Chief Executive Officer of
      Smith Barney Oregon Municipals Fund


Date: July 8, 2004

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:   /s/ R. Jay Gerken
      (R. Jay Gerken)
      Chief Executive Officer of
      Smith Barney Oregon Municipals Fund

Date: July 8, 2004


By:   /s/ Andrew B. Shoup
      (Andrew B. Shoup)
      Chief Administrative Officer of
      Smith Barney Oregon Municipals Fund

Date: July 8, 2004